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SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 24, 2002

Ticketmaster
(Exact name of registrant as specified in its charter)

Delaware	0-25041	95-4546874
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3701 Wilshire Blvd., Los Angeles, California	90010
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (213) 381-2000

Item 5.    Other Events and Regulation FD Disclosure.

        On October 24, 2002, the Registrant issued a press release announcing its results for the quarter ended September 30, 2002. The full text of the press release, which is set forth in Exhibit 99.1 hereto, is filed and incorporated in this Report as if fully set forth herein, except for the following portions of the press release, which are not filed but are furnished pursuant to Regulation FD: (a) the last sentence of the first text paragraph under the heading "Financial Results"; (b) the first and last sentences of the fourth text paragraph under the heading "Personals (Match.com and Affiliates)"; and (c) the second and third text paragraphs and the last sentence of the fifth text paragraph under the heading "City Guide".

Item 7.    Financial Statements and Exhibits.

(c)
Exhibits.

Exhibit No.	Description
99.1	Press Release dated October 24, 2002

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 24, 2002	TICKETMASTER
	By:	/s/ JOHN PLEASANTS John Pleasants Chief Executive Officer

INDEX TO EXHIBITS

Exhibit No.	Description
99.1	Press Release dated October 24, 2002.

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  Item 5. Other Events and Regulation FD Disclosure.
  Item 7. Financial Statements and Exhibits.
SIGNATURES
  INDEX TO EXHIBITS